EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                                   |GRAPHIC|



                                  Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference of our audit report dated August 29, 2005 which is included in the Annual Report on Form 10-KSB for the year ended June 30, 2005 of Manaris Corporation in the Company's Registration Statement on Form S-8 pertaining to the 2006 Nonqualified Stock Option Plan.


MANNING ELLIOTT LLP
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CHARTERED ACCOUNTANTS

Vancouver, Canada

June 5, 2006